CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

SUPPLEMENT TO THE PROSPECTUS (“PROSPECTUS”)

DATED APRIL 29, 2022, AS SUPPLEMENTED

The date of this Supplement is January 23, 2023.

There have been certain changes to the portfolio managers for the Clearwater Core Equity Fund (“Core Equity Fund”). Specifically, effective immediately, Daniel Nitiutomo and Claire Noel of O’Shaughnessy Asset Management, LLC (“OSAM”) serve as additional portfolio managers of the Core Equity Fund.

Accordingly, the Prospectus is amended as follows.

1.	The row corresponding to OSAM in the section titled “Summary Section – Clearwater Core Equity Fund – Fund Adviser and Portfolio Managers” is deleted and replaced with the following:

Subadvisers	Portfolio Managers	Period of Service
OSAM

Patrick O’Shaughnessy, CFA, Chief Executive Officer and Portfolio Manager

Chris Meredith, CFA, Director of Research, Chief Investment Officer and Portfolio Manager

Scott Bartone, CFA, Chief Operating Officer and Portfolio Manager

Daniel Nitiutomo, CFA, Managing Director and Portfolio Manager

Claire Noel, CFA, Managing Director and Portfolio Manager

Messrs. O’Shaughnessy, Meredith and Bartone have been portfolio managers of the Fund since 2015. Mr. Nitiutomo and Ms. Noel have been portfolio managers of the Fund since 2023.

2.	The following rows are added to the table under the section titled “Management – The Portfolio Managers”.

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	OSAM	Daniel Nitiutomo, CFA	2023	Managing Director and Portfolio Manager at OSAM. Daniel Nitiutomo has held these positions since January 2022. Previously, he held other investment advisory positions at OSAM since April 2015.

Core Equity Fund	OSAM	Claire Noel, CFA	2023	Managing Director and Portfolio Manager at OSAM. Claire Noel has held these positions since June 2021. Prior to joining OSAM, she was a partner at AJO Vista, an investment management firm, from December 2017 – May 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 29, 2022, AS SUPPLEMENTED

The date of this Supplement is January 23, 2023.

There have been certain changes to the portfolio managers for the Clearwater Core Equity Fund (“Core Equity Fund”). Specifically, effective immediately, Daniel Nitiutomo and Claire Noel of O’Shaughnessy Asset Management, LLC (“OSAM”) serve as additional portfolio managers of the Core Equity Fund.

Accordingly, the SAI is amended as follows.

1.	The following rows are added to the table under the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing”:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Daniel Nitiutomo, CFA**	Core Equity Fund

Other Registered Investment Companies: 9 funds with approximately $1.69 billion in assets.

Other Pooled Investment Vehicles: None.

Other Accounts: 3,604 accounts with approximately $5.64 billion in assets.

Claire Noel, CFA**	Core Equity Fund

Other Registered Investment Companies: 9 funds with approximately $1.69 billion in assets.

Other Pooled Investment Vehicles: None.

Other Accounts: 3,604 accounts with approximately $5.64 billion in assets.

**	Data for this portion of the table is as of December 31, 2022.

2.

The row corresponding to OSAM’s portfolio managers of the Core Equity Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” is deleted and replaced with the following:

Portfolio Manager	Fund	Conflict of Interest

Patrick O’Shaughnessy, CFA	Core Equity Fund	To the best of its knowledge, OSAM is not engaged in any activities that could give rise to potential conflicts of interest, in any matters regarding its sub- advisory relationship.

Chris Meredith, CFA Scott Bartone, CFA		OSAM’s Code of Ethics is based on the principle that OSAM owes a fiduciary duty to its clients. The policy requires that all Access Persons avoid activities, interests, and relationships that might present a conflict of interest or the appearance of a conflict of interest with clients, or interferes with OSAM’s or any personnel’s ability to make decisions in the best interest of clients.

In order to avoid conflicts of interest, personnel may not:

Daniel Nitiutomo, CFA Claire Noel, CFA

●   Engage in transactions intended to raise, lower, or maintain the price of any investment or to create a false appearance of active trading

●   Divert trading opportunities in any investment away from managed accounts in favor of their own accounts or OSAM’s proprietary accounts

●   Allocate executed trades in such a way as to favor their own or OSAM’s proprietary accounts and to disadvantage the accounts of clients

●   Engage in any other transaction deemed by OSAM’s Compliance Department to involve a potential conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety or conflict OSAM does not engage in any activities of affiliated or parent organizations, as well as other client relationships, which may inhibit its sub-advisory services. OSAM is of the belief that its current Policies and Procedures Manual, Code of Ethics, and Disclosure Statement are in compliance with SEC rules and regulations on a fully disclosed basis to its clients.

OSAM does not have any soft dollar arrangements, or custody

of client assets in separately managed accounts; nor does it allow for personal securities trading of individual stock

positions per its Code of Ethics.

3.

The row corresponding to OSAM’s portfolio managers of the Core Equity Fund in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” is deleted and replaced with the following:

Portfolio Manager	Fund	Compensation Structure

Patrick O’Shaughnessy, CFA Chris Meredith, CFA Scott Bartone, CFA Daniel Nitiutomo, CFA Claire Noel, CFA	Core Equity Fund

At OSAM the Senior Portfolio Managers, Director of Trading, Client Portfolio Manager, and Portfolio Managers are all equity owners and are compensated through an annual salary, a discretionary bonus, and profit distributions. The Assistant Portfolio Manager, Research Analysts, and Traders are compensated through a structure that includes an annual salary and a discretionary incentive bonus. No portion of the discretionary bonus is deferred.

OSAM’s portfolio management team is responsible for all of its strategies. Compensation for portfolio managers and assistant portfolio managers is not tied to under/over performance of any particular strategy or account as no strategy or account is more important than another.

Portfolio manager compensation begins with base salary and is typically augmented by both quarterly and annual bonuses. Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a one-year basis, and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation, including annual bonuses, are typically based upon the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.

4.	The following rows are added to the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers”:

Portfolio Manager	Fund	Ownership
Daniel Nitiutomo, CFA*	Core Equity Fund	A
Claire Noel, CFA*	Core Equity Fund	A

* Data for this portion of the table is as of January 20, 2023.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.